SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)    July 23, 1997
                                                    ------------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



        1-8483                                          95-3825062
--------------------------------------------------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California           90245
--------------------------------------------------------------------------------

(Address of Principal Executive Offices)                            (Zip Code)



                                 (310) 726-7600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.           OTHER EVENTS.


On July 23, 1997 the following news release was issued:

                 UNOCAL EARNINGS FROM CONTINUING OPERATIONS DOWN
               ON LOWER COMMODITY PRICES, HIGHER EXPLORATION COSTS
               ---------------------------------------------------



     El Segundo, Calif., July 23, 1997 -- Unocal Corporation today reported second quarter 1997 earnings from continuing operations of $156 million, or 63 cents per common share, compared with earnings from continuing operations of $188 million, or 72 cents per common share, for the same period a year ago.

     Earnings from continuing operations, excluding special items (detailed in the attached tables), were $97 million, or 39 cents per common share, compared with $157 million, or 60 cents per common share, in the second quarter of 1996.

     The 1997 second quarter operating results reflected primarily lower worldwide crude oil prices and domestic natural gas prices, and increased international exploration expenses.

     Second quarter special items included an after-tax gain of $41 million from the sale of Illinois-based Unocal Hydrocarbon Sales to a U.S. affiliate of Petroleos de Venezuela, S.A. (PDVSA), and an after-tax gain of $39 million resulting from the May restructuring of The UNO-VEN Company, a former Midwest refining and marketing partnership with PDVSA. Last year's second quarter special items included an after-tax gain of $68 million from the sale of the company's California oil and gas assets.

     Second quarter 1997 net earnings, after an extraordinary charge for the early extinguishment of debt, were $118 million, or 48 cents per common share, compared with $238 million, or 92 cents per common share, for the same period a year ago.

Second quarter 1996 results, however, included after-tax earnings of $50 million, or 20 cents per common share, from the discontinued operations of 76 Products Company, which was sold in March 1997.

     "Higher Far East production and reduced interest expense partially offset higher dry hole costs and lower oil and gas prices," said Roger C. Beach, Unocal chairman and chief executive officer.

     Natural gas production in the Far East was up 26 percent, or 161 million cubic feet (mmcf) per day, over the second quarter 1996.

     In Thailand, net natural gas production averaged 610 mmcf per day in the second quarter, up 30 percent from a year ago, following the late 1996 start-up of a new pipeline system. In Indonesia, net natural gas production (including host country share) rose 21 mmcf per day to 163 mmcf per day.

     Unocal also reported a 13 percent increase in crude oil and condensate production from its Thailand and Indonesia operations.

     Domestic natural gas production averaged 1,001 mmcf per day, down 52 mmcf compared with the second quarter 1996. Crude oil and condensate production decreased to 77,300 barrels per day compared with 88,500 barrels for the second quarter last year. These decreases were attributed to natural production declines and maintenance-related platform shut-ins in the U.S. Gulf of Mexico.

     Worldwide, Unocal's average sales price for crude and condensate was $17.28 per barrel, compared with $18.71 in the second quarter 1996, while the sales price for natural gas averaged $2.06 per thousand cubic feet, compared with $2.15 for the same period last year.

     The company recorded an after-tax charge of $11 million relating to dry hole expenses incurred with the Perdana Deep-1 well offshore Brunei. To help earn a 27-percent interest in the petroleum exploration project on Blocks A and C/D, the company underwrote the entire cost of the well.

     "While we had hoped for more encouraging results from Perdana Deep-1, we remain excited about oil and gas prospects in this historically prolific resource area," said Beach. "We've only just begun to explore Blocks A and C/D. Perdana Deep-1, which was spudded before we farmed in to the project, was only the first well drilled in this 600,000-acre area."

     He added that, as stipulated in the farm-in agreement, Unocal will assume an active role in the 3-D seismic survey that will be conducted later this year as well as in the design, drilling, testing and evaluation of future wells.

     The company also recorded a special after-tax charge of $7 million relating to a June blow-out of the Moulavi Bazar No. 1 exploration well in northeast Bangladesh. Unocal has 50-percent equity interest in production-sharing contracts covering 3 million acres in the area, including a partially delineated portion of the Jalalabad field.

     The Agricultural Products Group's earnings for the quarter decreased by $11 million from the prior year due to lower ammonia and urea prices.

     Beach also noted that the company has purchased approximately 4.5 million common shares for $172 million -- including more than 2 million shares acquired since June 30 -- under the company's $400 million stock repurchase program.

     As part of a plan to reduce total debt by $800 million, the company purchased $507 million of outstanding debt securities, pursuant to a May 1997 tender offer, during the quarter. The transaction -- which is expected to result in after-tax interest expense savings of approximately $34 million annually -- resulted in an after-tax extraordinary charge of $38 million, which reflects the premium paid over book value.

     Since year-end 1996, the company has reduced total debt by $737 million to $2,321 million.

     Unocal Corporation is the world's leading independent energy resource and project development company, with reserves of more than 9.8 trillion cubic feet of natural gas equivalent (1.6 billion barrels of oil equivalent) and major oil and gas production activities in Asia and the U.S. Gulf of Mexico.

     News releases and other company information are available at Unocal's website, http://www.unocal.com.

NEWS RELEASE

CONDENSED CONSOLIDATED EARNINGS STATEMENT                                                                        UNOCAL CORPORATION
(UNAUDITED)

                                                                                          For the Three Months   For the Six Months
                                                                                              Ended June 30         Ended June 30
                                                                                            ------------------   ------------------
Dollars in millions except per share amounts                                                  1997       1996      1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
Total revenues ..........................................................................   $ 1,654    $ 1,405   $ 3,110    $ 2,606
Costs and other deductions ..............................................................     1,405      1,085     2,524      2,061
                                                                                            ---------------------------------------
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES .................................       249        320       586        545
Income taxes ............................................................................        93        132       242        226
                                                                                            ---------------------------------------
EARNINGS FROM CONTINUING OPERATIONS .....................................................       156        188       344        319
Earnings from discontinued operations  (net of tax) .....................................        --         50        --         43
Loss on disposal  (net of tax) ..........................................................        --         --       (44)        --
Extraordinary charge - extinguishment of debt (net of tax) ..............................       (38)        --       (38)        --
                                                                                            ---------------------------------------
NET EARNINGS ............................................................................   $   118    $   238   $   262    $   362
Dividends on preferred stock ............................................................        --          9        --         18
                                                                                            ---------------------------------------
NET EARNINGS APPLICABLE TO COMMON SHARES ................................................   $   118    $   229   $   262    $   344

Earnings/(loss) per common share assuming no dilution (a)
      Continuing operations .............................................................   $  0.63    $  0.72   $  1.38    $  1.22
      Discontinued operations ...........................................................        --       0.20     (0.18)      0.17
      Extraordinary charge - extinguishment of debt (net of tax) ........................     (0.15)        --     (0.15)        --
                                                                                            ---------------------------------------
NET EARNINGS PER SHARE ..................................................................   $  0.48    $  0.92     $1.05      $1.39


(a) Based on weighted average common shares outstanding  (in millions) ..................       250        248       250        248




CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)

                                                                                                        June 30             Dec. 31
Millions of dollars                                                                                       1997                1996
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and cash equivalents ..................................................................             $  884              $  217
Net assets of discontinued operations  (b) .................................................                 --               1,774
Other current assets .......................................................................              1,054               1,237
Investments and long-term receivables ......................................................              1,060               1,206
Properties - net ...........................................................................              4,712               4,590
Other assets ...............................................................................                111                  99
                                                                                                         ---------------------------
        Total assets .......................................................................             $7,821              $9,123

LIABILITIES AND EQUITY
Current portion of long-term debt and capital lease obligations ............................             $    1              $  118
Other current liabilities ..................................................................                979               1,504
Long-term debt and capital lease obligations ...............................................              2,320               2,940
Deferred income taxes ......................................................................                305                 348
Other deferred credits and liabilities .....................................................              1,340               1,416

Convertible preferred securities ...........................................................                522                 522

Stockholders' equity .......................................................................              2,354               2,275
                                                                                                         ---------------------------
        Total liabilities and equity .......................................................             $7,821              $9,123


(b)  Excludes retained working capital



                                    Table 1


NEWS RELEASE                                                                                                      UNOCAL CORPORATION

CONDENSED CONSOLIDATED CASH FLOWS
(INCLUDES DISCONTINUED OPERATIONS)
(UNAUDITED)


                                                                                         For the Three Months    For the Six Months
                                                                                             Ended June 30          Ended June 30
                                                                                         -------------------------------------------
Millions of dollars                                                                         1997       1996         1997       1996
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
         Cash flow from operations .............................................         $   226    $   464      $   641    $   850
         Working capital and other changes related to operations ...............            (123)       (29)        (204)      (157)
                                                                                         -------------------------------------------
               Net cash provided by operating activities .......................             103        435          437        693

CASH FLOWS FROM INVESTING ACTIVITIES
         Capital expenditures  (includes dry hole costs) .......................            (359)      (400)        (645)      (622)
         Proceeds from sale of discontinued operations .........................             396         --        1,786         --
         Proceeds from asset sales .............................................              32        488           48        539
                                                                                         -------------------------------------------
               Net cash provided by/(used in) investing activities .............              69         88        1,189        (83)

CASH FLOWS FROM FINANCING ACTIVITIES
         Net decrease in long-term debt
               and capital lease obligations ...................................            (893)      (541)        (718)      (389)
         Dividends paid ........................................................             (50)       (58)        (100)      (117)
         Repurchase of common stock ............................................             (46)        --          (92)        --
         Other .................................................................             (48)        (1)         (49)        11
                                                                                         -------------------------------------------
               Net cash used in financing activities ...........................          (1,037)      (600)        (959)      (495)

Increase/(decrease) in cash and cash equivalents ...............................            (865)       (77)         667        115
Cash and cash equivalents at beginning of period ...............................           1,749        286          217         94
                                                                                         -------------------------------------------
Cash and cash equivalents at end of period .....................................         $   884    $   209      $   884    $   209



CONDENSED CAPITAL EXPENDITURES
(UNAUDITED)

Millions of dollars
------------------------------------------------------------------------------------------------------------------------------------
United States Exploration & Production .........................................         $    79    $   156      $   112    $   235
International Exploration & Production .........................................             240        130          403        216
Geothermal Operations ..........................................................              27         38           47         52
Diversified Business Group .....................................................              13          8           22         14
New Ventures  (Non E & P) ......................................................              (2)        --            3         --
Corporate & Unallocated ........................................................               2         11            9         16
Discontinued Operations ........................................................              --         57           49         89
                                                                                         -------------------------------------------
         Total .................................................................         $   359    $   400      $   645    $   622



DEPRECIATION, DEPLETION & AMORTIZATION
(UNAUDITED)

Millions of dollars
------------------------------------------------------------------------------------------------------------------------------------
Depreciation, depletion & amortization from continuing operations ..............         $   244    $   214      $   455    $   425


                                    Table 2

NEWS RELEASE

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)

                                                                                                  UNOCAL CORPORATION


                                                                          For the Six Months
                                                                         Ended June 30, 1997
                                                 --------------------------------------------------------------------
                                                     Spirit          Other                     Other
Millions of dollars                                Energy 76          U.S.      Far East   International       Total
---------------------------------------------------------------------------------------------------------------------
Sales (includes intercompany sales) ...(a)
       Crude oil and condensate .................   $   178       $    96       $   230       $    85        $   589
       Natural gas ..............................       375            32           317            24            748
       Natural gas liquids ......................        29             3            14             2             48
       Other ....................................         1            --            --            --              1
                                                    -----------------------------------------------------------------
              Total .............................       583           131           561           111          1,386
Other revenue ...................................         6             1             6            13             26
Gain/(loss) on asset sales ......................         4            --            --           (16)           (12)
                                                    -----------------------------------------------------------------
              Total revenues ....................       593           132           567           108          1,400

Production costs ................................        98            46            63            36            243
Exploration expenses ............................        24            --            18            18             60
Dry hole costs ..................................         7            --            35             1             43
Depreciation, depletion & amortization ..........       205            29           154            36            424
Other operating expenses ........................        38             6            22            24             90
                                                    -----------------------------------------------------------------
       Results of operations before income tax ..   $   221       $    51       $   275       $    (7)       $   540



                                                                           For the Six Months
                                                                          Ended June 30, 1996
                                                   ------------------------------------------------------------------
                                                      Spirit         Other                     Other
                                                    Energy 76         U.S.      Far East   International       Total
                                                   ------------------------------------------------------------------
Sales (includes intercompany sales) ... (a)
       Crude oil and condensate .................    $  183        $  152       $   183        $   90         $  608
       Natural gas ..............................       384            43           230            25            682
       Natural gas liquids ......................        30             3             9             2             44
       Other ....................................         2            --            --            --              2
                                                     ----------------------------------------------------------------
              Total .............................       599           198           422           117          1,336
Other revenue ...................................         3             2            (1)           11             15
Gain on asset sales .............................         5           110            --             6            121
                                                     ----------------------------------------------------------------
              Total revenues ....................       607           310           421           134          1,472

Production costs ................................        88            77            63            37            265
Exploration expenses ............................        11            --            17            20             48
Dry hole costs ..................................        11            --             2             4             17
Depreciation, depletion & amortization ..........       174            56           116            30            376
Other operating expenses ........................        66             9            17             4             96
                                                     ----------------------------------------------------------------
       Results of operations before income tax ..    $  257        $  168       $   206        $   39        $  670



(a) Sales  revenues  are net of royalty  payments,  net  profits  interests  and marketing related purchases.



                                     Table 3

NEWS RELEASE                                                                                UNOCAL CORPORATION

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)


                                                                        For the Three Months
                                                                        Ended June 30, 1997
                                                    -------------------------------------------------------------
                                                      Spirit         Other                     Other
Millions of dollars                                 Energy 76         U.S.      Far East   International   Total
-----------------------------------------------------------------------------------------------------------------
Sales (includes intercompany sales) ...(a)
       Crude oil and condensate .................      $  80        $  40       $ 113        $  40         $ 273
       Natural gas ..............................        147           14         152           10           323
       Natural gas liquids ......................         13            2           5            1            21
       Other ....................................          1           --          --           --             1
                                                    -------------------------------------------------------------
              Total .............................        241           56         270           51           618
Other revenue ...................................          3            1           3            3            10
Gain/(loss) on asset sales ......................          1           --          --          (17)          (16)
                                                    -------------------------------------------------------------
              Total revenues ....................        245           57         273           37           612

Production costs ................................         50           22          33           17           122
Exploration expenses ............................         14           --          10            9            33
Dry hole costs ..................................          1           --          26           --            27
Depreciation, depletion & amortization ..........        103           14          93           19           229
Other operating expenses ........................         17            4          11           16            48
                                                    -------------------------------------------------------------
       Results of operations before income tax ..      $  60        $  17       $ 100        $ (24)        $ 153



-----------------------------------------------------------------------------------------------------------------

                                                                         For the Three Months
                                                                         Ended June 30, 1996
                                                    -------------------------------------------------------------
                                                      Spirit          Other                    Other
                                                     Energy 76         U.S.     Far East   International   Total
                                                    -------------------------------------------------------------
Sales (includes intercompany sales) ...(a)
       Crude oil and condensate .................      $  96        $  58       $ 104        $  46         $ 304
       Natural gas ..............................        184           17         117           11           329
       Natural gas liquids ......................         17            1           4            1            23
       Other ....................................          1           --          --           --             1
                                                    -------------------------------------------------------------
              Total .............................        298           76         225           58           657
Other revenue ...................................          1            1          (1)           5             6
Gain on asset sales .............................          1          110          --           --           111
                                                    -------------------------------------------------------------
              Total revenues ....................        300          187         224           63           774

Production costs ................................         43           29          33           16           121
Exploration expenses ............................          7           --          11            9            27
Dry hole costs ..................................          1           --           2            1             4
Depreciation, depletion & amortization ..........         84           19          69           15           187
Other operating expenses ........................         30            4          10            3            47
                                                    -------------------------------------------------------------
       Results of operations before income tax ..      $ 135        $ 135       $  99        $  19         $ 388



(a) Sales  revenues  are net of royalty  payments,  net  profits  interests  and marketing related purchases.


                                     Table 4


NEWS RELEASE                                                                                                     UNOCAL CORPORATION
OPERATING HIGHLIGHTS
(UNAUDITED)

                                                                                             For the Three Months For the Six Months
                                                                                                 Ended June 30      Ended June 30
                                                                                             ---------------------------------------
                                                                                                 1997      1996      1997      1996
------------------------------------------------------------------------------------------------------------------------------------

NET DAILY PRODUCTION
     Crude oil and condensate (thousand barrels daily):
               United States
                    Spirit Energy 76 ...........................................                 46.1      51.4      47.2      51.8
                    Other  (a) .................................................                 31.2      37.1      32.4      53.4
                                                                                               -------------------------------------
                          Total United States ..................................                 77.3      88.5      79.6     105.2
               International
                    Far East  (b) ..............................................                 95.1      84.1      94.2      82.4
                    Other ......................................................                 26.2      27.9      26.4      28.2
                                                                                               -------------------------------------
                          Total International ..................................                121.3     112.0     120.6     110.6
                                                                                               -------------------------------------
         Worldwide .............................................................                198.6     200.5     200.2     215.8

     Natural gas (million cubic feet daily):
               United States
                    Spirit Energy 76 ...........................................                873.7     918.6     891.6     911.3
                    Other  (a) .................................................                127.4     134.5     141.6     173.8
                                                                                              --------------------------------------
                          Total United States ..................................              1,001.1   1,053.1   1,033.2   1,085.1
               International
                    Far East  (b) ..............................................                773.6     612.5     789.3     605.6
                    Other ......................................................                 63.0      63.2      65.3      75.3
                                                                                               -------------------------------------
                          Total International ..................................                836.6     675.7     854.6     680.9
                                                                                              --------------------------------------
         Worldwide .............................................................              1,837.7   1,728.8   1,887.8   1,766.0

     Natural gas liquids (thousand barrels daily)  (a) .........................                 19.0      18.8      19.3      19.6

     Geothermal (million kilowatt-hours daily) .................................                 17.1      16.8      16.5      15.4


AVERAGE SALES PRICES
     Crude oil and condensate (per barrel):
               United States
                    Spirit Energy 76 ...........................................         $   18.97  $   20.59  $   20.77  $   19.59
                    Other ......................................................             14.23      16.85      16.45      15.95
                          Total United States ..................................             17.08      19.03      19.02      17.60
               International
                    Far East ...................................................         $   17.97  $   18.17  $   19.41  $   18.03
                    Other ......................................................             16.11      18.93      18.01      17.90
                          Total International ..................................             17.44      18.40      19.01      17.99

         Worldwide .............................................................         $   17.28  $   18.71  $   19.02  $   17.77

     Natural gas (per mcf):
               United States
                    Spirit Energy 76 ...........................................         $    1.99  $    2.25  $    2.42  $    2.40
                    Other ......................................................              1.35       1.44       1.35       1.43
                          Total United States ..................................              1.91       2.14       2.28       2.25
               International
                    Far East ...................................................         $    2.25  $    2.21  $    2.33  $    2.20
                    Other ......................................................              2.08       1.70       2.16       1.73
                          Total International ..................................              2.24       2.16       2.31       2.14

         Worldwide .............................................................         $    2.06  $    2.15  $    2.29  $    2.21


(a)  Includes production from California upstream properties of:
       Crude oil and condensate ................................................                --        1.0         --       16.0
       Natural gas .............................................................                --         --         --       25.5
       Natural gas liquids .....................................................                --         --         --        0.3

(b)  Includes host country share in Indonesia of:
       Crude oil and condensate ................................................              29.8       24.0       29.8       26.9
       Natural gas .............................................................              25.3       23.8       28.9       24.8



                                     Table 5


NEWS RELEASE                                                                                                     UNOCAL CORPORATION
OPERATING HIGHLIGHTS  (continued)
(UNAUDITED)

                                                                                    For the Three Months         For the Six Months
                                                                                        Ended June 30               Ended June 30
                                                                                    ------------------------------------------------
                                                                                     1997          1996          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

Agricultural products production volumes  (thousand tons)
 Ammonia .......................................................................      367           378           758           729
        Urea ...................................................................      233           277           508           570
        Other products .........................................................      171           182           348           345
                                                                                    ------------------------------------------------
                    Total ......................................................      771           837         1,614         1,644

Agricultural products sales volumes  (thousand tons)
        Ammonia ................................................................      247           274           403           368
        Urea ...................................................................      289           336           499           581
        Other products .........................................................      455           438           707           669
                                                                                    ------------------------------------------------
                    Total ......................................................      991         1,048         1,609         1,618


                                     Table 6

NEWS RELEASE                                                                                                    UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(Unaudited)




                                                                              2nd Quarter of 1997            2nd Quarter of 1996
                                                                           ---------------------------------------------------------
Millions of dollars                                                        Before-tax       After-tax      Before-tax     After-tax
------------------------------------------------------------------------------------------------------------------------------------

EXPLORATION AND PRODUCTION
    UNITED STATES
       Spirit Energy 76 ........................................           $  60            $  38            $ 135            $  84
       Other ...................................................              17               11              135               84
    INTERNATIONAL ..............................................              76               28              118               68

GEOTHERMAL OPERATIONS ..........................................              11               13                9                4

DIVERSIFIED BUSINESS GROUP
      Agricultural Products ....................................              40               26               57               37
      Carbon and Minerals ......................................              85               56               11                9
      Pipelines ................................................              18               16               17               14
      Other ....................................................              42               36                9                5

CORPORATE AND UNALLOCATED
      Administrative and general expense .......................             (22)             (14)             (25)             (16)
      Net interest expense .....................................             (29)             (23)             (63)             (48)
      Environmental and litigation expense .....................             (16)             (10)             (53)             (33)
      New Ventures .............................................             (20)             (15)              (6)              (4)
      Other ....................................................             (13)              (6)             (24)             (16)
------------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations
   before discontinued operations
   and extraordinary item ......................................             249              156              320              188
Earnings from discontinued operations ..........................              --               --               80               50
Extraordinary item .............................................             (52)             (38)              --               --
------------------------------------------------------------------------------------------------------------------------------------
            TOTAL ..............................................           $ 197            $ 118            $ 400            $ 238
====================================================================================================================================

EXPLORATION AND  PRODUCTION - this segment  explores  for,  produces and markets crude oil, condensate, natural gas and natural gas liquids.
GEOTHERMAL OPERATIONS - this segment explores for, produces and sells geothermal resources used to generate electricity.
DIVERSIFIED BUSINESS GROUP:
   AGRICULTURAL   PRODUCTS  -  this  business  unit   manufactures  and  markets
      nitrogen-based products for wholesale agricultural and industrial markets supplying the western United States and the Pacific Rim.
   CARBON AND MINERALS - this business unit produces and markets petroleum coke, graphites, solvents and specialty minerals.
   PIPELINES - this business  unit  principally  includes the  company's  equity interests in affiliated pipeline companies.
   OTHER -  principally  includes the company's  equity  interest in The UNO-VEN
      Company.

                                    Table 7


NEWS RELEASE                                                                                                    UNOCAL CORPORATION

SPECIAL ADJUSTMENTS
(Unaudited)




                                                                                2nd Quarter of 1997            2nd Quarter of 1996
                                                                              ------------------------------------------------------
Dollars in millions except per share amounts                                  Before-tax     After-tax       Before-tax   After-tax
------------------------------------------------------------------------------------------------------------------------------------

Reported earnings ..................................................          $ 197           $ 118           $ 400           $ 238
Less: Special items
        Exploration and Production
           United States
              Spirit Energy 76
              Other
                 Asset sales .......................................             --              --             110              68
           International
                 Asset sales .......................................            (17)            (17)             --              --
                 Bangladesh well blowout ...........................            (10)             (7)             --              --
        Geothermal Operations
                 Deferred tax adjustment - Sarulla .................             --               7              --              --
        Diversified Business Group
           Carbon and Minerals
                 Asset Sales .......................................             67              41              --              --
           Other
                 UNO-VEN restructuring .............................             46              39              --              --
        Corporate and Unallocated
                 Asset sales .......................................              1               1              --              --
                 Environmental provision ...........................             (1)             --             (32)            (20)
                 Litigation provision ..............................             (8)             (5)            (14)             (8)
                 Other .............................................             --              --             (11)             (9)
        Discontinued Operations
                 Asset sales .......................................             --              --               4               2

        Extraordinary item .........................................            (52)            (38)
-----------------------------------------------------------------------------------------------------------------------------------
     Total special items ...........................................             26              21              57              33
------------------------------------------------------------------------------------------------------------------------------------
         Adjusted earnings .........................................          $ 171           $  97           $ 343           $ 205
====================================================================================================================================

                                    Table 8

NEWS RELEASE                                                                                                     UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ADJUSTMENTS
(Unaudited)



                                                                               2nd Quarter of 1997            2nd Quarter of 1996
                                                                          ----------------------------------------------------------
Millions of dollars                                                       Before-tax        After-tax     Before-tax      After-tax
------------------------------------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ........................................           $  60            $  38            $ 135            $  84
       Other ...................................................              17               11               25               16
    International ..............................................             103               52              118               68

Geothermal Operations ..........................................              11                6                9                4

Diversified Business Group
      Agricultural Products ....................................              40               26               57               37
      Carbon and Minerals ......................................              18               15               11                9
      Pipelines ................................................              18               16               17               14
      Other ....................................................              (4)              (3)               9                5

Corporate and Unallocated
      Administrative and general expense .......................             (22)             (14)             (25)             (16)
      Net interest expense .....................................             (29)             (23)             (63)             (48)
      Environmental and litigation expense .....................              (7)              (5)              (7)              (5)
      New Ventures .............................................             (20)             (15)              (6)              (4)
      Other ....................................................             (14)              (7)             (13)              (7)
------------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations ............................             171               97              267              157
Earnings from discontinued operations ..........................            --               --                 76               48
------------------------------------------------------------------------------------------------------------------------------------
            Total ..............................................           $ 171            $  97            $ 343            $ 205
Less: Dividends on preferred stock .............................                               --                                 9
------------------------------------------------------------------------------------------------------------------------------------
Adjusted net earnings applicable
   to common shares ............................................                            $  97                             $ 196
------------------------------------------------------------------------------------------------------------------------------------
Adjusted net earnings
   per common share ............................................                            $0.39                             $0.79
------------------------------------------------------------------------------------------------------------------------------------
Adjusted net earnings from continuing
   operations per common share .................................                            $0.39                             $0.60
------------------------------------------------------------------------------------------------------------------------------------

                                    Table 9

NEWS RELEASE                                                                                                    UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(Unaudited)




                                                                        First Six Months of 1997           First Six Months of 1996
                                                                        ------------------------------------------------------------
Millions of dollars                                                     Before-tax        After-tax        Before         After-tax
------------------------------------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ........................................           $ 221            $ 138            $ 257            $ 160
       Other ...................................................              51               32              168              104
    International ..............................................             268              131              245              138

Geothermal Operations ..........................................              21               19               18                9

Diversified Business Group
      Agricultural Products ....................................              70               46               82               53
      Carbon and Minerals ......................................              97               66               37               27
      Pipelines ................................................              35               30               47               37
      Other ....................................................              44               37               10                6

Corporate and Unallocated
      Administrative and general expense .......................             (42)             (27)             (54)             (34)
      Net interest expense .....................................             (83)             (65)            (135)             (98)
      Environmental and litigation expense .....................             (34)             (21)             (76)             (47)
      New Ventures .............................................             (31)             (22)             (10)              (6)
      Other ....................................................             (31)             (20)             (44)             (30)
------------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations
   before discontinued operations
   and extraordinary item ......................................             586              344              545              319
Earnings (loss) from discontinued operations ...................             (71)             (44)              69               43
Extraordinary item .............................................             (52)             (38)              --               --
------------------------------------------------------------------------------------------------------------------------------------
            Total ..............................................           $ 463            $ 262            $ 614            $ 362
====================================================================================================================================

                                    Table 10

NEWS RELEASE                                                                                                     UNOCAL CORPORATION

SPECIAL ADJUSTMENTS
(Unaudited)






                                                                               First Six Months of 1997     First Six Months of 1996
                                                                              ------------------------------------------------------
Dollars in millions except per share amounts                                   Before-tax     After-tax      Before-tax    After-tax
------------------------------------------------------------------------------------------------------------------------------------

Reported earnings ..................................................          $ 463           $ 262           $ 614           $ 362
Less: Special items
      Exploration and Production
         United States
            Spirit Energy
               Asset sales .........................................              3               2               4               2
            Other
               Asset Sales .........................................             --              --             110              68
         International
               Asset sales .........................................            (16)            (16)              6               4
               Bangladesh well blowout .............................            (10)             (7)             --              --
      Geothermal Operations
               Deferred tax adjustment - Sarulla ...................             --               7              --              --
      Diversified Business Group
         Carbon and Minerals
               Asset sales .........................................             67              41              --              --
         Pipeline
               Asset sales .........................................             --              --              12               7
         Other
               UNO-VEN restructuring ...............................             46              39              --              --
      Corporate and Unallocated
               Asset sales .........................................              7               5               1               1
               Environmental provision .............................            (15)             (9)            (42)            (26)
               Litigation provision ................................             (8)             (5)            (20)            (12)
               Other ...............................................             --              --             (11)             (9)
      Discontinued Operations
               Asset sales .........................................             --              --               4               2
               Net loss on disposal ................................            (71)            (44)             --              --
      Extraordinary item ...........................................            (52)            (38)             --              --
      ------------------------------------------------------------------------------------------------------------------------------
     Total special items ...........................................            (49)            (25)             64              37
     -------------------------------------------------------------------------------------------------------------------------------
         Adjusted earnings .........................................          $ 512           $ 287           $ 550           $ 325
     ===============================================================================================================================

                                    Table 11

NEWS RELEASE                                                                                                  UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ADJUSTMENTS
(Unaudited)



                                                                              First Six Months of 1997      First Six Months of 1996
                                                                        ------------------------------------------------------------
Millions of dollars                                                         Before-tax      After-tax       Before         After-tax
------------------------------------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ........................................           $ 218            $ 136            $ 253            $ 158
       Other ...................................................              51               32               58               36
    International ..............................................             294              154              239              134

Geothermal Operations ..........................................              21               12               18                9

Diversified Business Group
      Agricultural Products ....................................              70               46               82               53
      Carbon and Minerals ......................................              30               25               37               27
      Pipelines ................................................              35               30               35               30
      Other ....................................................              (2)              (2)              10                6

Corporate and Unallocated
      Administrative and general expense .......................             (42)             (27)             (54)             (34)
      Net interest expense .....................................             (83)             (65)            (135)             (98)
      Environmental and litigation expense .....................             (11)              (7)             (14)              (9)
      New Ventures .............................................             (31)             (22)             (10)              (6)
      Other ....................................................             (38)             (25)             (34)             (22)
------------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations ............................             512              287              485              284
Earnings from discontinued operations ..........................              --               --               65               41
-----------------------------------------------------------------------------------------------------------------------------------
            Total ..............................................           $ 512            $ 287            $ 550            $ 325
Less: Dividends on preferred stock .............................                               --                                18
-----------------------------------------------------------------------------------------------------------------------------------
Adjusted net earnings applicable
   to common shares ............................................                            $ 287                             $ 307
-----------------------------------------------------------------------------------------------------------------------------------
Adjusted net earnings
   per common share ............................................                            $1.15                             $1.24
-----------------------------------------------------------------------------------------------------------------------------------
Adjusted net earnings from continuing
   operations per common share .................................                            $1.00                             $1.07
-----------------------------------------------------------------------------------------------------------------------------------

                                    Table 12

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                       UNOCAL CORPORATION
                                         (Registrant)




Date:  July 23, 1997                  By  /s/ JOSEPH A. HOUSEHOLDER
                                       -----------------------------
                                             Joseph A. Householder
                                             Vice President, Tax and Comptroller